UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 17, 2022

CROWN HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

Pennsylvania	0-50189	75-3099507
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

770 Township Line Road

Yardley, Pennsylvania 19067

(215) 698-5100

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock $5.00 Par Value	CCK	New York Stock Exchange
7 3/8% Debentures Due 2026	CCK26	New York Stock Exchange
7 1/2% Debentures Due 2096	CCK96	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01.	Entry into a Material Definitive Agreement.

The information provided in Item 2.03 below is hereby incorporated herein by reference.

SECTION 2 - FINANCIAL INFORMATION

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

On March 17, 2022, Crown Holdings, Inc. (the “Company”) completed its note offering of $500,000,000 aggregate principal amount of 5.250% senior unsecured notes due 2030 (the “Offering”). In connection with the Offering, Crown Americas LLC, a wholly-owned subsidiary of the Company (the “Issuer”), issued $500,000,000 aggregate principal amount of 5.250% senior unsecured notes due 2030 (the “Notes”). The net proceeds from the Offering will be used for general corporate purposes.

The Notes will mature on April 1, 2030 and will accrue interest at a rate of 5.250% per year. Interest on the Notes will be payable semi-annually on April 1 and October 1 of each year, beginning on October 1, 2022. The Issuer may redeem some or all of the Notes at any time prior to January 1, 2030 by paying 100% of the principal amount, plus accrued and unpaid interest, if any, to, but excluding, the redemption date, and a make-whole premium. On or after January 1, 2030, the Issuer may redeem some or all of the Notes at any time by paying 100% of the principal amount, plus accrued and unpaid interest, if any, to, but excluding, the redemption date.

The Notes were sold in a private placement and resold by the initial purchasers to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A promulgated under the Securities Act of 1933 (the “Securities Act”) and to non-U.S. persons pursuant to Regulation S of the Securities Act. The Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

If the Issuer or the Company experiences a change of control repurchase event, the Issuer may be required to offer to purchase the Notes at a purchase price equal to 101% of their principal amount, plus accrued and unpaid interest, if any, to, but excluding, the repurchase date.

The Notes are senior obligations of the Issuer. The Notes will be unconditionally guaranteed on a senior basis by the Company and, subject to applicable law and exceptions, certain of the Company’s current and future subsidiaries organized under the laws of the United States.

The Notes have been issued under an indenture with U.S. Bank National Association as trustee. The indenture governing the Notes contain covenants that will limit the ability of the Company and the ability of its subsidiaries (including the Issuer) to, among other things, create liens, engage in sale and leaseback transactions or merge or consolidate with or into other companies. If an event of default, as specified in the indentures governing the Notes, shall occur and be continuing, either the trustee or the holders of a specified percentage of the Notes may accelerate the maturity of all the Notes. The covenants, events of default and acceleration rights described in this paragraph are subject to important exceptions and qualifications, which are described in the indenture filed herewith.

Under a registration rights agreement with the initial purchasers of the Notes, the Issuer has agreed to (a) use its reasonable best efforts to file and cause to become effective a registration statement with the Securities and Exchange Commission (the “SEC”) with respect to a registered offer to exchange the Notes for new notes of the Issuer having terms substantially identical in all material respects to the Notes (except that the exchange notes will not contain terms with respect to transfer restrictions) and (b) use their reasonable best efforts to cause the registered exchange offer to become completed under the Securities Act within 360 days of the issue date of the Notes. If the exchange offer is not completed within the periods specified in the registration rights agreement, applicable interpretation of the staff of the SEC prohibit the Issuer from effecting such a registered exchange offer or, under limited circumstances, if required by the initial purchasers of the Notes or a holder thereof, the Issuer has agreed to file, and to use their reasonable best efforts to cause to become effective, a shelf registration statement relating to resales of the Notes or the notes issued in the registered exchange offer, as the case may be. The Issuer will be obligated to pay additional interest on the Notes if, within the periods specified in the registration rights agreement, they do not complete the exchange offer, or, if required, file the shelf registration statement, the shelf registration statement has not been declared effective or, after the shelf registration statement has been declared effective, such registration statement thereafter ceases to be effective or useable (subject to certain exceptions).

The descriptions set forth above are qualified in their entirety by the indenture governing the Notes, filed herewith as Exhibit 4.1, and the registration rights agreement filed herewith as Exhibit 4.2.

Cautionary Note Regarding Forward-Looking Statements

Except for historical information, all other information in this Form 8-K consists of forward-looking statements. These forward-looking statements involve a number of risks, uncertainties and other factors which may cause the actual results to be materially different from those expressed or implied in the forward-looking statements. Other important factors that could cause the statements made in this Form 8-K or the actual results of operations or financial condition of the Company to differ are discussed under the caption “Forward Looking Statements” in the Company’s Form 10-K Annual Report for the year ended December 31, 2021 and in subsequent filings made prior to or after the date hereof.

The Company does not intend to review or revise any particular forward-looking statement in light of future events.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit	Description

Exhibit 4.1	Indenture, dated as of March 17, 2022, among the Issuer, the Company, the other guarantors party thereto, and U.S. Bank National Association, as Trustee, relating to the $500,000,000 5.250% senior unsecured notes due 2030.

Exhibit 4.2	Registration Rights Agreement, dated as of March 17, 2022, by and among the Issuer, the Company, BNP Paribas Securities Corp., Citigroup Global Markets Inc. and Mizuho Securities USA LLC, as representatives of the initial purchasers, and the Guarantors (as defined therein), relating to the $500,000,000 5.250% senior unsecured notes due 2030.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 21, 2022

CROWN HOLDINGS, INC.

By:	/s/ Christy L. Kalaus
Name:	Christy L. Kalaus
Title:	Vice President and Corporate Controller